Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL
To Tender Shares of Common Stock
of
iBASIS, INC.
Pursuant to the Offer to Purchase dated July 28, 2009
by
KPN B.V.
a wholly owned subsidiary of
KONINKLIJKE KPN N.V.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, AUGUST 24, 2009, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

If delivering by First Class Mail:	If delivering by Overnight Courier:
Computershare Trust Company, N.A. Attn: Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. Attn: Corporate Actions 250 Royall Street, Suite V Canton, MA 02021

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary.  You must sign this Letter of Transmittal in the appropriate space provided therefor below, with signature guarantee if required, and complete the Substitute Form W-9 set forth below, if required.  The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

DESCRIPTION OF SHARES TENDERED
Shares Tendered (Attach additional signed list, if necessary)
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s))	Certificate Number(s)(1)	Total Number of Shares Represented by Certificate(s)(1)	Total Number of Shares Tendered(2)

Total Shares
(1)   Need not be completed by stockholders tendering by book-entry transfer.

(2)   Unless otherwise indicated, it will be assumed that all Shares represented by certificates described above are being tendered. See Instruction 4.

This Letter of Transmittal is to be used by stockholders of iBasis, Inc., a Delaware corporation (the “Company”), if certificates for Shares (as defined herein) are to be forwarded herewith or, unless an Agent’s Message (as defined in “The Tender Offer—Section 2—Acceptance for Payment and Payment for Shares” in the Offer to Purchase (as defined herein)) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in “The Tender Offer—Section 2—Acceptance for Payment and Payment for Shares” in the Offer to Purchase).  Book-entry transfers are to be made to an account maintained by the Depositary at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in “The Tender Offer—Section 3—Procedures for Accepting the Offer and Tendering Shares” in the Offer to Purchase.

Stockholders whose certificates for Shares are not immediately available, or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date (as defined in “The Tender Offer—Section 1—Terms of the Offer” in the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in “The Tender Offer—Section 3—Procedures for Accepting the Offer and Tendering Shares” in the Offer to Purchase (as defined herein) in order to participate in the Offer.  See Instruction 2.  Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

The Offer (as defined herein) is not being made to (nor will tender of Shares be accepted from or on behalf of) stockholders in any jurisdiction where it would be illegal to do so.

Additional Information if Share Certificates Have Been Lost or Shares Are Being Delivered By Book-Entry Transfer or Pursuant to a Previous Notice of Guaranteed Delivery

If any Share certificate you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated, you should contact the transfer agent for the Shares, Computershare Shareholder Services, Inc., at (781) 575-2879, regarding the requirements for replacement.  You may be required to post a bond to secure against the risk that the Share certificates may be subsequently recirculated.  You are urged to contact the transfer agent for the Shares immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation.  See Instruction 11.

☐
Check here and complete the following if tendered Shares are being delivered by book-entry transfer made to an account maintained by the Depositary with the Book-Entry Transfer Facility (only financial institutions that are participants in the system of the Book-Entry Transfer Facility may deliver Shares by book-entry transfer):

Name of Tendering Institution

DTC Account Number

Transaction Code Number

☐	Check here and complete the following if tendered Shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary:

Name(s) of Registered Owner(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Eligible Institution that Guaranteed Delivery

If Delivery Is by Book-Entry Transfer, Provide the Following:

Account Number

Transaction Code Number

NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to KPN B.V., a private limited liability company organized under the laws of The Netherlands (“Purchaser”) and a wholly owned subsidiary of Koninklijke KPN N.V., a public company incorporated under the laws of The Netherlands (“Parent”), the above described shares of common stock, par value $0.001 per share (the “Shares”), of iBasis, Inc., a Delaware corporation (the “Company”), pursuant to Purchaser’s offer to purchase all Shares not already owned by Purchaser at a purchase price of $1.55 per Share, net to the seller in cash, without interest and less any required withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase dated July 28, 2009 (the “Offer to Purchase”) and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, collectively constitute the “Offer”).  The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or in part and from time to time, to one or more of its affiliates the right to purchase all or any portion of the Shares tendered hereby.

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered hereby in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect thereof on or after the date hereof (collectively, “Distributions”)) and irrevocably constitutes and appoints Computershare Trust Company, N.A. (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Purchaser and its officers, and each of them, and any other designees of Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of the Company’s stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, and (iii) to otherwise act as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser.  This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer.  This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer.  Such acceptance for payment shall, without further action, revoke any prior powers of attorney, proxies and consents granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective).  Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of the Company’s stockholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all Distributions) and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to such Shares (and any and all Distributions), free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims.  The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all Distributions).  In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may deduct from the purchase price of the Shares tendered hereby the amount or value of such Distribution as determined by Purchaser in its sole discretion.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned.  Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in the Offer to Purchase and in the Instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer (and if the Offer is extended or amended, the terms and conditions of any such extension or amendment).  Purchaser’s acceptance of the undersigned’s Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms of and subject to the conditions to the Offer.  Without limiting the foregoing, if the price to be paid in the Offer is amended, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal.  The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the purchase price of all of the Shares purchased and, if appropriate, return any certificates for the Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered”.  Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of all of the Shares purchased and, if appropriate, return any certificates for the Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Shares Tendered”.  In the event that either of, or both of, the boxes titled “Special Payment Instructions” and “Special Delivery Instructions” are completed, as applicable, please issue the check for the purchase price of all Shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and/or deliver such check and, if appropriate, return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated.  Please credit any Shares tendered hereby by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above.  The undersigned recognizes that Purchaser has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)
To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or certificates for Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned.

To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or certificates for Shares not tendered or not accepted for payment are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown above.

Issue: □ Check and/or □ Share certificates to:	Mail: □ Check and/or □ Share certificates to:

Name		Name
	(Please Print)		(Please Print)
Address		Address

	(Include Zip Code)		(Include Zip Code)

(Taxpayer Identification or Social Security No.) (See Substitute Form W-9 Herein)	(Taxpayer Identification or Social Security No.) (See Substitute Form W-9 Herein)

IMPORTANT

STOCKHOLDERS SIGN HERE
(Please complete and return the attached Substitute Form W-9)

Signature(s) of Holder(s) of Shares

Dated: , 2009

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Name(s)
(Please Print)

Capacity (full title) (See Instruction 5)

Address

(Include Zip Code)

Area Code and Telephone No.

Tax Identification or Social Security No. (See Substitute Form W-9 enclosed herewith)

Guarantee of Signature(s) (If Required—See Instructions 1 and 5. For Use by Eligible Institutions Only.)

Authorized Signature

Name

Name of Firm

Address

(Include Zip Code)
Area Code and Telephone No.

Dated: , 2009

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.      Guarantee of Signatures.  No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in the Book-Entry Transfer Facility’s systems whose name(s) appear(s) on a security position listing as the owner(s) of the Shares) of Shares tendered hereby, unless such registered holder(s) has completed either the box titled “Special Payment Instructions” or the box titled “Special Delivery Instructions” on this Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an “Eligible Institution”).  In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.  See Instruction 5.

2.      Requirements of Tender.  This Letter of Transmittal is to be completed if Share certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in “The Tender Offer—Section 3—Procedures for Accepting the Offer and Tendering Shares” in the Offer to Purchase.  Share certificates evidencing tendered Shares or timely confirmation of a book-entry transfer of Shares (a “Book-Entry Confirmation”) into the Depositary’s account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, or an Agent’s Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date.  Stockholders whose Share certificates are not immediately available, or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in “The Tender Offer—Section 3—Procedures for Accepting the Offer and Tendering Shares” in the Offer to Purchase.  Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share certificates (or a Book-Entry Confirmation) evidencing all tendered Shares, in proper form for transfer, in each case together with this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery.  If Share certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

The method of delivery of this Letter of Transmittal, Share certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and the risk of the tendering stockholder and the delivery will be deemed made only when actually received by the Depositary (including, in the case of book-entry transfer, by Book-Entry Confirmation).  If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.  In all cases, sufficient time should be allowed to ensure timely delivery.

Purchaser will not accept any alternative, conditional or contingent tenders, and no fractional Shares will be purchased.  By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

3.      Inadequate Space.  If the space provided herein is inadequate, the Share certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

4.      Partial Tenders.  If fewer than all the Shares evidenced by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box titled “Total Number of Shares Tendered.”  In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer.  All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.      Signatures on Letter of Transmittal; Stock Powers and Endorsements.

(a)  Exact Signatures.  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share certificates without alteration, enlargement or any change whatsoever.

(b)  Joint Holders.  If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

(c)  Different Names on Certificates.  If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

(d)  Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not accepted for payment are to be returned, in the name of any person other than the registered holder(s).  Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares.  Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.  See Instruction 1.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Depositary of the authority of such person so to act must be submitted.

6.      Stock Transfer Taxes.  Except as otherwise provided in this Instruction 6, Purchaser or any successor entity thereto will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer.  If, however, payment of the purchase price is to be made to, or if Share certificate(s) for Shares not tendered or not accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered Share certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person(s) will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) evidencing the Shares tendered hereby.

7.      Special Payment and Delivery Instructions.  If a check is to be issued in the name of, and, if appropriate, Share certificates for Shares not tendered or not accepted for payment are to be issued to, any person(s) other than the signer of this Letter of Transmittal or if a check and, if appropriate, such certificates are to be returned to any person(s) other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

8.      Substitute Form W-9.  To avoid backup withholding, a tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax, and that such stockholder is a U.S. person (as defined for U.S. federal income tax purposes).  If a tendering stockholder has been notified by the Internal Revenue Service (“IRS”) that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the IRS that such stockholder is no longer subject to backup withholding.  Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder.  If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should check the box in Part 3 of the Substitute Form W-9, and sign and date the Substitute Form W-9.  If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) may not be subject to backup withholding.  Foreign stockholders should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Depositary, in order to avoid backup withholding.  Such stockholders should consult a tax advisor to determine which Form W-8 is appropriate.  See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.

9.      Irregularities.  All questions as to purchase price, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by Purchaser in its sole discretion, which determinations shall be final and binding on all parties.  Purchaser reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Purchaser, be unlawful.  Purchaser also reserves the absolute right to waive any defect or irregularity in the tender of any particular Shares, and Purchaser’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties.  No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived.  Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Purchaser shall determine.  None of Parent, Purchaser, Merger Sub, the Depositary, the Information Agent (as the foregoing are defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

10.      Requests for Additional Copies.  Questions and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal should be directed to the Information Agent at the address and telephone numbers set forth below.

11.      Lost, Destroyed or Stolen Certificates.  If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify Computershare Shareholder Services, Inc., at (781) 575-2879.  The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s).  This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

12.      Waiver of Conditions.  Subject to the terms and conditions set forth in the Offer to Purchase and the rules and regulations of the Securities and Exchange Commission, Purchaser reserves the right in its sole discretion to waive, at any time and from time to time, any of the conditions to the Offer, as specified in “The Tender Offer—Section 11—Certain Conditions of the Offer”, except the Majority-of-the-Minority Condition (as defined in “Introduction” in the Offer to Purchase), which may not be waived.

This Letter of Transmittal, properly completed and duly executed, together with certificates representing Shares being tendered (or confirmation of book-entry transfer) and all other required documents, must be received before 12:00 midnight, New York City time, on the Expiration Date, or the tendering stockholder must comply with the procedures for guaranteed delivery.

IMPORTANT TAX INFORMATION

Under federal income tax law, a stockholder who is a U.S. person (as defined for U.S. federal income tax purposes) surrendering Shares must, unless an exemption applies, provide the Depositary (as payer) with the stockholder’s correct TIN on IRS Form W-9 or on the Substitute Form W-9 included in this Letter of Transmittal.  If the stockholder is an individual, the stockholder’s TIN is such stockholder’s Social Security number.  If the correct TIN is not provided, the stockholder may be subject to a $50 penalty imposed by the IRS and payments of cash to the stockholder (or other payee) pursuant to the Offer may be subject to backup withholding of a portion of all payments of the purchase price.

Certain stockholders (including, among others, corporations and certain foreign individuals and entities) may not be subject to backup withholding and reporting requirements.  In order for an exempt foreign stockholder to avoid backup withholding, such person should complete, sign and submit an appropriate Form W-8 signed under penalties of perjury, attesting to his or her exempt status.  A Form W-8 can be obtained from the Depositary.  Such stockholders should consult a tax advisor to determine which Form W-8 is appropriate.  Exempt stockholders, other than foreign stockholders, should furnish their TIN, check the box in Part 4 of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Depositary in order to avoid erroneous backup withholding.  See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

If backup withholding applies, the Depositary is required to withhold and pay over to the IRS a portion of any payment made to a stockholder.  Backup withholding is not an additional tax.  Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld.  If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder’s correct TIN by completing the Substitute Form W-9 included in this Letter of Transmittal certifying that (1) the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), (2) the stockholder is not subject to backup withholding because (i) the stockholder is exempt from backup withholding, (ii) the stockholder has not been notified by the IRS that the stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (iii) the IRS has notified the stockholder that the stockholder is no longer subject to backup withholding and (3) the stockholder is a U.S. person (as defined for U.S. federal income tax purposes).

What Number to Give the Depositary

The tendering stockholder is required to give the Depositary the TIN, generally the Social Security number or employer identification number, of the record holder of the Shares tendered hereby.  If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.  If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should check the box in Part 3 of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9.  If the box in Part 3 of the Substitute Form W-9 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the purchase price, which will be refunded if a TIN is provided to the Depositary within sixty (60) days of the Depositary’s receipt of the Certificate of Awaiting Taxpayer Identification Number.  If the Depositary is provided with an incorrect TIN in connection with such payments, the stockholder may be subject to a $50.00 penalty imposed by the IRS.

PAYER’S NAME: Computershare Trust Company, N.A.
SUBSTITUTE form W-9 Department of the Treasury Internal Revenue Service		Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number or Employer Identification Number

Part 3—
Awaiting TIN
☐
CHECK APPROPRIATE BOX:
	☐	Individual/Sole Proprietor
	☐	Corporation
	☐	Partnership
	☐	Other
Part 4— Exempt ☐
Payer’s Request for Taxpayer Identification Number (“TIN”)	Part 2—Certification—Under penalties of perjury, I certify that:
	(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);
Please fill in your name and address below.
(2)
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

Name

Address (Number and Street)	(3)	I am a U.S. Person (including a U.S. resident alien).

Certification Instructions—You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2). If you are exempt from backup withholding, check the box in Part 4 above.

City, State and Zip Code

	SIGNATURE	DATE	, 2009

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 AND CONTACT YOUR TAX ADVISOR FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either: (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office; or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a portion of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature	Date	, 2009

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payor.—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

WHAT NAME AND NUMBER TO GIVE THE PAYER

	For this type of account:	Give name and SSN of:		For this type of account:	Give name and EIN of:
1.	Individual	The Individual	6.	Sole proprietorship or	The owner(3)
2.	Two or more individuals	The actual owner of		single-owner LLC
	(joint account)	the account or, if	7.	A valid trust, estate, or	Legal Entity(4)
		combined funds, the		pension trust
		first individual on the account(1)	8.	Corporation or LLC electing corporate status	The corporation
3.	Custodian account of a	The minor(2)		on Form 8832
	minor (Uniform Gift to Minors Act)		9.	Association, club, religious, charitable, educational, or	The organization
4.	a. The usual revocable	The grantor-		other tax-exempt
	savings trust (grantor	trustee(1)		organization account
	is also trustee)
	b. So-called trust	The actual owner(1)	10.	Partnership or multi-	The partnership
	account that is not a			member LLC
	legal or valid trust under state law		11.	A broker or registered nominee	The broker or nominee
5.	Sole proprietorship or single-owner LLC	The owner(3)	12.	Account with the Department of	The public entity
				Agriculture in the name of a public entity
				(such as state or local government, school
				district, or prison) that receives agricultural
				program payments

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)
You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, IRS encourages you to use your SSN.

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

●  A corporation.

●  A financial institution.

●  An organization exempt from tax under section 501(a), or an individual retirement plan or a custodial account under Section 403(b)(7).

●  The United States or any agency or instrumentality thereof.

●  A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

●  A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

●  An international organization or any agency, or instrumentality thereof.

●  A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

●  A real estate investment trust.

●  A common trust fund operated by a bank under section 584(a).

●  An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

●  An entity registered at all times under the Investment Company Act of 1940.

●  A foreign central bank of issue.

●  A futures commission merchant registered with the Commodity Futures Trading Commission.

●  A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

●  Payments to nonresident aliens subject to withholding under section 1441.

●  Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

●  Payments of patronage dividends where the amount received is not paid in money.

●  Payments made by certain foreign organizations.

        Payments of interest not generally subject to backup withholding include the following:

●  Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

●  Payments of tax-exempt interest (including exempt-interest dividends under section 852).

●  Payments described in section 6049(b)(5) to non-resident aliens.

●  Payments on tax-free covenant bonds under section 1451.

●  Payments made by certain foreign organizations.

●  Mortgage interest paid to an individual.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting, are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, 6050A AND 6050N.

PRIVACY ACT NOTICE—Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1)      PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)      CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)      CRIMINAL PENALTY FOR FALSIFYING INFORMATION—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX  ADVISOR OR THE INTERNAL REVENUE SERVICE.

The Depositary for the Offer is:

If delivering by First Class Mail:	If delivering by Overnight Courier:
Computershare Trust Company, N.A. Attn: Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. Attn: Corporate Actions 250 Royall Street, Suite V Canton, MA 02021

Questions or requests for assistance may be directed to the Information Agent at its telephone number, address and/or email address set forth below.  Additional copies of the Offer to Purchase and this Letter of Transmittal may be requested from the Information Agent at its telephone number, address and/or email address set forth below.  Stockholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Offer.

The Information Agent for the Offer is:

780 Third Avenue, 30th Floor
New York, New York  10017

Banks and Brokerage Firms, Please Call: +1 212 297 0720
Stockholders and All Others, Call Toll-Free: +1 877 869 0171
Email: info@okapipartners.com